Subsequent Event	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Event
24.	Subsequent Event
On March 4, 2023, the Company entered into a defin
itiv
e merger agreement to acquire Weekend Health, Inc. (“Weekend Health”, and such acquisition, the “Transaction”). Upon completion of the Transaction, Weekend Health will become a wholly-owned subsidiary of the Company. Weekend Health provides a technology powered care platform and mobile web application through its subscription based service, which includes a comprehensive weight management program, pharmacotherapy treatment, nutrition plans, health insurance coordination services, and access to clinicians, dietitians, fitness coaches and care coordinators. The purchase price is $132,000 (inclusive of a minimum of $26,000 of cash on the balance sheet of Weekend Health), consisting of $100,000 to be paid at the closing of the Transaction (the “Closing”), of which $65,000 will be paid in cash and $35,000 will be paid in newly issued shares of the Company’s common stock at a price per share of $4.34, $16,000 will be paid in cash on the first anniversary of the Closing and $16,000 will be paid in cash on the second anniversary of the Closing. The proceeds paid on the first and second anniversary of the Closing will not be subject to any conditions or contingencies other than the passage of time. The Transaction is not subject to a financing condition.